Exhibit 99.1

Ascend to the cloud:
The next chapter for Atlassian and our customers

Today, we’re taking a pivotal step in our commitment to a cloud-first future. With 99% of our 300,000+ customers already benefiting from Atlassian’s Cloud platform, and nearly all of our new customers choosing the cloud, we’re announcing that we’re sunsetting Atlassian Data Center products. This won’t happen overnight. This transition will be phased over three years with the full support of our teams, as part of a new initiative – Atlassian Ascend – to ensure every one of you is successful in your cloud upgrade journey.

Here’s why we’re making this move now.

A massive teamwork upgrade
Our job has always been to unleash the full potential of teams. Data Center was the right answer more than a decade ago. But as we look to the future, it’s clear that Data Center products will no longer be able to deliver on our core promise to customers: to supercharge teamwork, help you stay competitive, and drive faster innovation. These outcomes can only be fully realized with the power and innovation of our cloud platform.
Let’s be very clear: the cloud is a massive upgrade for our customers. By moving to the Atlassian Cloud Platform, our customers will:
•Immediately get access to world-class enterprise search, across Atlassian and third-party apps
•Bring on Rovo as an AI teammate
•Break data silos that exist in Data Center products to connect teams, data, and work using our unique Teamwork Graph
•Accelerate project delivery with tightly integrated apps, AI-powered automations, and robust analytics capabilities to accelerate data-driven decisions

Organizations of every size and industry across geographies are already enjoying these benefits. They’re reporting faster time to value and reduced costs, while forging ahead with the kind of AI-enabled teamwork that is now essential to staying competitive. It’s our responsibility to now bring the rest of our customers along.

99%

of Atlassian customers have a footprint in cloud

75%

of regulated and large enterprise customers have a footprint in cloud

Reduced costs

"We found we could **save $2.5M annually** on tooling by centralizing on Atlassian Cloud and adding governance. That's an **annual cost savings of 36%**.

Product Manager, Automotive Industry

Faster time to value

2500
hours saved a day
Major European airline

3x
speed to value
Government healthcare agency

A world-class platform to meet your most complex needs
No matter where you operate, your industry, your scale, or the complexity of your business – we’re here to tell you: cloud is for you. We’ve made massive investments in our enterprise-grade platform to ensure it is ready to support even our largest, most demanding customers. The result? The vast majority of our customers are already on a path to cloud, including 75% of the most complex and most regulated customers. Recent highlights include:
•Significantly increasing user scale with 150k users already supported on a single Confluence site and 100k users on Jira
•Expanding data residency to include 6 new apps over the last 12 months, while making major strides in our compliance roadmap
•Adding new cloud offerings like the FedRAMP Moderate-authorized Atlassian Government Cloud, and Atlassian Isolated Cloud, a single tenant offering to meet the needs of our most regulated customers
•And, most recently, building toward multi-cloud through our partnership with Google Cloud.
In addition, we are working on building the FedRAMP High and Impact Level 5 environments to submit for authorization prior to the end of life for Data Center products. To see what’s next and how we’re continuing to raise the bar for scale, security, and AI-powered innovation, visit our public roadmap.

Cloud-ready together: flexible support for your transformation
For the customers who remain on Data Center - we know this is a big change. We’re here to help you on your journey. Our goal is to help every customer unlock the benefits of cloud, while respecting each organization’s individual needs. That means being open with you about timelines and standing by throughout with our new Atlassian Ascend program of support and license offerings.

Below are the key details:

Key Phases and Dates
•March 30, 2026: Sales of new Data Center subscriptions and Marketplace apps will end for new customers.
•March 30, 2028: Last date for existing customers to purchase new Data Center licenses, Marketplace apps, and license expansions.
•March 28, 2029: Data Center end of life. All Data Center licenses and associated Marketplace app licenses will expire and become read-only.*

How We’ll Support You
For the next three years, right up until March 28, 2029, we’ll ensure you can plan your move to cloud with confidence. We’ll continue to provide technical support and deliver security updates for critical issues in our Data Center products and ensure your connectors to Atlassian Cloud run smoothly, helping you unlock the cloud as soon as possible.
At the same time, we’ll draw on our experience upgrading millions of users to the cloud to make every team’s move successful, no matter the size or industry:
•For our customers with fewer than 1000 users, our dedicated self-service tools are designed to make upgrading as smooth as possible.
•For organizations with more than 1,000 users, our new complimentary Atlassian FastShift Program offers a strategic partnership, dramatically accelerating timelines (from 12–16 months to just 2–6 months).
•For customers with over 5,000 users, Atlassian’s Solution Design Acceleration program will support the most complex use cases with a dedicated partnership to plan and execute a transformation aligned to your company's business objectives.
We understand some organizations have additional challenges or requirements that may delay their move to the cloud, and we will have additional support for these customers:
•For Bitbucket Data Center customers, we understand your source code is particularly sensitive. To give you maximum flexibility, we’re launching a new license option that will give you access to both Bitbucket Data Center and Bitbucket Cloud, allowing you to operate in whichever environment your business prefers beyond March 2029.
•*For certain Data Center customers with unique circumstances, we’re committed to offering extended maintenance by exception after March 28, 2029, ensuring you have the flexibility and support you need for a successful transformation.

Resources to help you on the cloud journey
We’re inspired every day by what our customers achieve with Atlassian Cloud. Your feedback and partnership have shaped our platform and pushed us to keep raising the bar. No matter where you are in your journey, we’re here to help you go further—offering flexibility, expertise, and support at every stage.
For more details on your options and next steps, please visit our website for a detailed timeline, FAQs, and additional resources, or contact our team for personalized transformation planning and support.
You’re also welcome to attend a live webinar on September 30, 2025, during which we’ll discuss key dates, cloud opportunities, and next steps.
Thanks for trusting us to be part of your team. The next chapter is just getting started.

Forward-Looking Statements
This blog contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which statements involve substantial risks and uncertainties. In some cases, you can identify these statements by forward-looking words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “should,” “estimate,” or “continue,” and similar expressions or variations, but these words are not the exclusive means for identifying such statements. All statements other than statements of historical fact could be deemed forward-looking, including but not limited to risks and uncertainties related to statements about our future plans for our Data Center products, including our anticipated timeline to end-of-life such products and provide future maintenance and support, our anticipated future support via the Atlassian Ascend program and related offerings, our cloud offerings and the potential of our cloud platform, our anticipated growth, our customers, customer sentiments or customer purchasing activities, products, product features, including related to security, compliance, including FedRAMP High and Impact Level 5 environments, data residency, single-tenant architecture and AI, business plans and long term strategies.
We undertake no obligation to update any forward-looking statements made in this blog to reflect events or circumstances after the date of this blog or to reflect new information or the occurrence of unanticipated events, except as required by law.
The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made.
Further information on risks that could affect our financial results is included in filings we make with the Securities and Exchange Commission (the SEC) from time to time, including the section titled “Risk Factors” in our most recently filed Forms 10-K and 10-Q. These documents are available on the SEC Filings section of the Investor Relations section of our website at: https://investors.atlassian.com.

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